Events Subsequent to the Balance Sheet Date	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

NOTE 17 – EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

The Company evaluated all events and transactions that occurred subsequent to the balance sheet date and prior to the date on which these financial statements were issued, and determined that the following events necessitated disclosure:

1.	In January 2021, the Company submitted a new grant application to the IIA to approve expenditure of NIS 15 million ($4.7 million) of its clinical development program of prevention of cytokine storms and organ dysfunction associated with Sepsis.

2.	Under the Sales Agreement, the Company received additional gross proceeds of approximately $6,339,095 from the sale of 284,317 ordinary shares at an average price per share of approximately $22.29

On February 9, 2021, the Company terminated the prospectus supplement related to the offer and sale of ordinary shares under the Sales Agreement, but the Sales Agreement remains in full force and effect. To that date, the Company had sold an aggregate of 476,983 ordinary shares under the Sales Agreement, having a gross aggregate offering price of $8,557,437 at an average price per share of approximately $17.94.

3.	On February 9, 2021, the Company entered into an amended and restated underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) with respect to the offer, issuance and sale (the “Offering”) of an aggregate of 2,296,107 ordinary shares, together with an option granted to Wainwright to purchase up to 344,416 additional ordinary shares. The ordinary shares were offered to the public at a price of $20 per share.

The Offering closed on February 12, 2021, on which date the Company completed the issuance of 2,296,107 ordinary shares to Wainwright at a price, including the underwriting discount but before other associated fees, of $18.60 per ordinary share before fees, as set forth in the Underwriting Agreement.

In accordance with the Underwriting Agreement, the Company paid Wainwright underwriting discounts and commissions equal to 7% of the gross proceeds received by the Company from the sale of the ordinary shares in the Offering, as well as a management fee equal to 1% of the gross proceeds received by the Company from the sale of the ordinary shares in the Offering. In addition, the Company issued to Wainwright 179,501 warrants to purchase ordinary shares of the Company (the “Underwriter Warrants”). The Underwriter Warrants are exercisable for five years from commencement of the Offering and have an exercise price of $25 per ordinary share, subject to customary adjustments as provided in the Underwriter Warrants. The Company has also paid Wainwright approximately $126,000 for various expenses.

The net proceeds from the Offering were approximately $42.1 million after deducting Wainwright’s fees and other estimated expenses relating to the Offering.

On February 17, 2021, Wainwright exercised in part its option to purchase additional ordinary shares, and purchased 268,205 ordinary shares at a price, including the underwriting discount but before other associated fees, of $18.60 per share, as set forth in the Underwriting Agreement.

4.	During February 2021, 855,813 warrants were exercised into an aggregate of 855,813 ordinary shares providing the Company with aggregate gross proceeds of $7,702.

5.	During March 2021 the company signed an agreement with Mount Sinai academic health systems for Research Collaboration for the development of Allocetra in Combination with Immune Checkpoint Inhibitors.